UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2014

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

(Exact Name of Registrant as Specified in Charter)

Switzerland	001-32938	98-0681223
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Lindenstrasse 8

6340 Baar

Zug, Switzerland

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 41-41-768-1080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Allied World Assurance Company Holdings, AG (the “Company”) held its 2014 Annual General Meeting of Shareholders on May 1, 2014 (the “2014 Annual Shareholder Meeting”). At the 2014 Annual Shareholder Meeting, the Company’s shareholders approved the proposals listed in Item 5.07. The amendments to the Company’s Articles of Association (the “Articles of Association”) to (1) elect annually (i) each director individually, (ii) the Chairman of the Company’s board of directors (the “Board”), (iii) the members of the Compensation Committee, and (iv) the independent proxy (Proposal 1); (2) effect a 3-for-1 split of the Company’s common shares (Proposal 12); and (3) extend the Board’s ability to issue authorized share capital until May 1, 2016 (Proposal 13) are effective immediately and are reflected in the Company’s amended and restated Articles of Association attached hereto as Exhibit 3.1 and incorporated herein by reference. The amendments to the Articles of Association to reduce the Company’s share capital through the cancellation of a portion of shares held in treasury (Proposal 10) will become effective upon the registration of such amendment with the Commercial Register in the Canton of Zug, Switzerland, at which time the Company will file amended and restated Articles of Association.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company’s shareholders considered the following proposals, each of which is described in greater detail in the Company’s definitive proxy statement dated March 14, 2014.

Proposal 1          Approval of Amendments to the Articles of Association for Annual Elections

The Company’s shareholders approved amendments to the Articles of Association to elect annually (i) each director individually, (ii) the Chairman of the Board, (iii) the members of the Compensation Committee and (iv) the independent proxy.

For	Against	Abstain	Broker Non-Votes
26,199,815	893	144,808	2,140,201

Proposal 2          Election of Directors

The Company’s shareholders elected the following directors to hold office until the Company’s Annual Shareholder Meeting in 2015:

	For	Against	Abstain	Broker Non-Votes
Barbara T. Alexander	26,184,552	16,221	144,743	2,140,201
Scott A. Carmilani	25,628,300	487,189	200,027	2,140,201
James F. Duffy	26,151,879	48,862	114,775	2,140,201
Bart Friedman	26,066,590	134,067	114,859	2,140,201
Scott Hunter	26,152,021	48,720	114,775	2,140,201
Patrick de Saint-Aignan	26,184,946	15,795	114,775	2,140,201
Eric S. Schwartz	26,156,072	15,050	144,394	2,140,201
Samuel J. Weinhoff	26,185,587	15,070	114,859	2,140,201

Proposal 3          Election of Chairman of the Board

The Company’s shareholders elected Scott A. Carmilani as the Chairman of the Board to hold office until the Company’s Annual Shareholder Meeting in 2015.

For	Against	Abstain	Broker Non-Votes
21,695,067	4,420,422	200,027	2,140,201

Proposal 4          Election of Compensation Committee Members

The Company’s shareholders elected the following directors as members of the Compensation Committee of the Board to serve until the Company’s Annual Shareholder Meeting in 2015:

	For	Against	Abstain	Broker Non-Votes
Barbara T. Alexander	26,185,827	14,980	114,709	2,140,201
James F. Duffy	26,156,409	44,413	114,694	2,140,201
Bart Friedman	26,100,656	100,082	114,778	2,140,201
Scott Hunter	26,186,087	14,735	114,694	2,140,201
Patrick de Saint-Aignan	26,183,822	14,452	117,242	2,140,201
Eric S. Schwartz	26,154,429	14,226	146,861	2,140,201
Samuel J. Weinhoff	26,156,956	43,782	114,778	2,140,201

Proposal 5          Election of the Independent Proxy

The Company’s shareholders elected Buis Buergi AG as the independent proxy to serve at and until the conclusion of the Company’s Annual Shareholder Meeting in 2015.

For	Against	Abstain	Broker Non-Votes
28,288,675	3,000	117,168	46,874

Proposal 6          Advisory Vote on Named Executive Officer Compensation

The Company’s shareholders approved an advisory vote on the Company’s named executive officer compensation.

For	Against	Abstain	Broker Non-Votes
25,843,726	326,578	145,212	2,140,201

Proposal 7          Approval of the Company’s Annual Report and Financial Statements

The Company’s shareholders approved the Company’s 2013 Annual Report and its consolidated financial statements and audited statutory financial statements for the year ended December 31, 2013.

For	Against	Abstain
28,046,108	1,760	407,849

Proposal 8          Approval of Retention of Disposable Profits

The Company’s shareholders approved the retention of disposable profits.

For	Against	Abstain
28,335,212	2,052	118,453

Proposal 9          Approval of Dividend Payments

The Company’s shareholders approved the payment of dividends to the Company’s shareholders from general legal reserve from capital contributions.

For	Against	Abstain
28,338,627	1,035	116,055

Proposal 10          Approval of Cancellation of Treasury Shares

The Company’s shareholders approved an amendment to the Articles of Association to reduce the Company’s share capital through the cancellation of a portion of shares held in treasury.

For	Against	Abstain
28,336,507	1,866	117,344

Proposal 11          Approval of New Share Repurchase Program

The Company’s shareholders approved a new $500 million share repurchase program.

For	Against	Abstain	Broker Non-Votes
21,094,787	5,004,794	215,935	2,140,201

Proposal 12          Approval of 3-for-1 Split of Common Shares

The Company’s shareholders approved a 3-for-1 split of the Company’s common shares.

For	Against	Abstain	Broker Non-Votes
28,288,653	3,768	116,422	46,874

Proposal 13          Approval of Extension of Board’s Ability to Issue Authorized Share Capital

The Company’s shareholders approved an amendment to the Articles of Association to extend the Board’s ability to issue authorized share capital until May 1, 2016.

For	Against	Abstain	Broker Non-Votes
26,892,619	1,369,662	146,562	46,874

Proposal 14          Election of Auditors

The Company’s shareholders elected Deloitte & Touche Ltd. as the Company’s independent auditor and Deloitte AG as the Company’s statutory auditor, each to serve until the Company’s Annual Shareholder Meeting in 2015.

For	Against	Abstain
28,203,023	137,400	115,294

Proposal 15          Election of Special Auditor

The Company’s shareholders elected PricewaterhouseCoopers AG as the Company’s special auditor to serve until the Company’s Annual Shareholder Meeting in 2015.

For	Against	Abstain
28,302,876	37,315	115,526

Proposal 16          Approval of Granting a Discharge

The Company’s shareholders approved a discharge to the Company’s Board and executive officers from liabilities for their actions during the year ended December 31, 2013.

For	Against	Abstain	Broker Non-Votes
26,030,111	11,075	274,330	2,140,201

Item 9.01.  Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number	Description

3.1	Articles of Association of Allied World Assurance Company Holdings, AG, as amended and restated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

Dated: May 2, 2014	By:	/s/ Wesley D. Dupont
Name: Wesley D. Dupont
Title: Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Association of Allied World Assurance Company Holdings, AG, as amended and restated.